Exhibit 99.1


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Annual Report on Form 10-QSB of Cancer Treatment Holdings, Inc. for the quarter ended February 28, 2003, Ullrich Klamm, Chief Executive Officer and acting Chief Financial Officer of Cancer Treatment Holdings, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         1. Such quarterly report on Form 10-QSB for the period ended February 28, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in such quarterly report on Form 10-QSB for the period ended February 28, 2003, fairly presents, in all material respects, the financial condition and results of operations of Cancer Treatment Holdings, Inc.

                                        Cancer Treatment Holdings, Inc.


Dated: April 23, 2003                   By: /s/ Ullrich Klamm, Ph.D.
                                        ------------------------------
                                        Ullrich Klamm, Ph.D.
                                        Chief Executive Officer
                                        and acting Chief Financial Officer